UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Greenway Plaza, Suite 1800Q, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

(713) 730-7026
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2026, the stockholders of Barnwell Industries, Inc. (the “Company”) approved and adopted amendments (the “Plan Amendment”) to the Company’s 2018 Equity Incentive Plan, as amended (the “Plan”), at its 2026 annual meeting of stockholders (the “Annual Meeting”). A summary of the material terms of the Plan, as amended by the Plan Amendment, is included under the heading “Proposal 2: Approval of Amendments to the 2018 Equity Incentive Plan” in the definitive proxy statement filed by the Company in connection with the Annual Meeting with the Securities and Exchange Commission on May 21, 2026. The summary is qualified in its entirety by reference to the full text of the Plan, as amended by the Plan Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 29, 2026. The record date for the Annual Meeting was May 4, 2026. As of the record date, there were 14,338,575 shares of the Company’s common stock, $0.50 par value per share, outstanding and entitled to vote. A quorum was present at the Annual Meeting, with 12,418,444 (86.6%) shares of common stock represented in person or by proxy.

The final voting results for each proposal submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1 — Election of Directors

Stockholders elected six directors to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. Directors are elected by a plurality of votes cast. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Craig D. Hopkins	6,860,414	3,518,570	2,039,460
Philip F. Patman, Jr.	9,793,757	585,227	2,039,460
Kenneth S. Grossman	5,609,890	4,769,094	2,039,460
Joshua S. Horowitz	6,730,271	3,648,713	2,039,460
Philip J. McPherson	6,855,728	3,523,256	2,039,460
Joshua E. Schechter	9,813,542	565,442	2,039,460

Each of the six nominees listed above was elected to serve as a director until the 2027 annual meeting of stockholders and until his successor is duly elected and qualified.

Proposal 2 — Approval of Amendments to the 2018 Equity Incentive Plan

Stockholders voted on a proposal to approve amendments to the Barnwell Industries, Inc. 2018 Equity Incentive Plan to (i) increase the number of shares of common stock available for issuance under the 2018 Plan from 1,600,000 to 3,080,000, and (ii) increase the individual annual share limits set forth in Section 4.2 of the 2018 Plan. Approval required the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
6,738,873	3,619,386	20,725	2,039,460

The proposal was approved.

Proposal 3 — Ratification of Certain Equity Awards Previously Granted in Excess of Individual Share Limits

Stockholders voted on a proposal to ratify certain equity awards previously granted in excess of the individual share limits under the 2018 Equity Incentive Plan. Approval required the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
9,696,980	646,480	35,524	2,039,460

The proposal was approved.

Proposal 4 — Advisory Vote to Approve Named Executive Officer Compensation

Stockholders voted on an advisory (non-binding) proposal to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement dated May 20, 2026. Approval required the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
7,046,282	3,275,995	56,707	2,039,460

The advisory vote on named executive officer compensation was approved on a non-binding, advisory basis.

Proposal 5 — Advisory Vote on Frequency of Future Say-on-Pay Votes

Stockholders voted on an advisory (non-binding) proposal regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers (every one year, two years, or three years). The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,493,394	6,837	621,583	257,215	N/A

A frequency of one year received the highest number of votes cast. This vote is advisory and non-binding on the Company and the Board of Directors. In light of the result of the stockholder vote and in accordance with the Board’s recommendation, the Board has determined that the Company will conduct “say on pay” votes once every year until the next required advisory vote regarding the frequency of such votes. The next advisory vote regarding “say on pay” frequency is currently expected to be held at the Company’s 2032 Annual Meeting of Stockholders.

Proposal 6 — Ratification of Independent Registered Public Accounting Firm

Stockholders voted on a proposal to ratify the selection of Weaver & Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026. Approval required the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
11,960,926	432,926	24,592	N/A

The ratification of Weaver & Tidwell, L.L.P. as the Company’s independent registered public accounting firm was approved.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to the Barnwell Industries, Inc. 2018 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2026

BARNWELL INDUSTRIES, INC.

By:	/s/ Philip F. Patman, Jr.
	Name:	Philip F. Patman Jr.
	Title:	Chief Financial Officer and Treasurer